                The Universal Institutional Funds, Inc. Mid Cap
                                Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                      Amount of        % of
                                        Offering        Total         Shares        Offering   % of Funds
   Security       Purchase/    Size of  Price of      Amount of      Purchased     Purchased     Total                    Purchased
   Purchased     Trade Date   Offering   Shares        Offering       By Fund       By Fund      Assets       Brokers       From
---------------- ------------ -------- ------------ -------------- -------------- ----------- ------------- ------------- ---------

   Intrepid       04/21/08       -       $32.00      $960,000,000      7,499         0.02%       0.08%      Goldman,      Goldman
  Potash Inc.                                                                                               Sachs &       Sachs
                                                                                                            Co.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co.,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            BMO Capital
                                                                                                            Markets,
                                                                                                            RBC Capital
                                                                                                            Markets